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                                                                   EXHIBIT 10.5



         CONFIDENTIALITY, NON-COMPETITION AND INTELLECTUAL PROPERTY AGREEMENT



         THIS AGREEMENT made as of the 15th day of May, 2000.



         BETWEEN:

                  RTICA Inc., a corporation incorporated under the laws of the Province of Ontario and having its head office at 999 Barton Street, Stoney Creek, L8E 5H4


                  (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART,

                                    -- And B

                  Warren Arseneau, 639 Montego Cr., Burlington, ON L7N 2Y9, in the town of Burlington, in the Province of Ontario,

                  (hereinafter referred to as the "Consultant")

                                                           OF THE SECOND PART.

         WHEREAS the Corporation carries on a business consisting principally of the development, marketing, and promotion of high performance insulation made from recycled plastics (the "Business");

         AND WHEREAS the Corporation is desirous of retaining the Consultant to provide labour or other services in connection with the Business of the Corporation;

         AND WHEREAS the Consultant is desirous of providing such services to the Corporation, on the terms and subject to the conditions of a consulting agreement with Flat Rock Management dated May 15, 2000 (the "Consulting Agreement");

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) it is agreed as follows:



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               ARTICLE ONE -- CONFIDENTIALITY AND NON-COMPETITION

1.1 CONFIDENTIAL INFORMATION. The Consultant covenants and agrees that he shall not disclose to anyone any confidential information with respect to the business or affairs of the Corporation except as may be necessary or desirable to further the business interests of the Corporation. This obligation shall survive the expiry or termination of both this Agreement and the Consulting Agreement.

1.2 RETURN OF PROPERTY. Upon expiry or termination of the Consulting Agreement the Consultant shall return to the Corporation any property, documentation, or confidential information which is the property of the Corporation.

1.3 PROMOTION OF CORPORATION'S INTERESTS. The Consultant shall and will faithfully serve and use his best efforts to promote the interests of the Corporation, shall not use any information he may acquire with respect to the business and affairs of the Corporation or its affiliates for his own purposes or for any purposes other than those of the Corporation or its affiliates.

1.4 NON-COMPETITION. The Consultant acknowledges to the Corporation that he may well be able to utilize knowledge and expertise gained during his consulting service with the Corporation after termination of the Consulting Agreement to the serious detriment of the Corporation in the event that the Consultant should elect to solicit business on his own behalf or on behalf of a competitor of the Corporation from the Corporation's customers, or interfere with suppliers to the Corporation. Accordingly, for a period of 36 months after the termination of his or her consulting services with the Corporation, however, and for whatever reason the termination occurs, the Consultant agrees that he will not within Canada and the United States of America engage in the manufacture, supply or distribution of goods or materials in Business similar to the Corporation, or provide assistance by way of labour or advice in such Business to any party.

1.5 CORPORATION ENTITLED TO INJUNCTIVE RELIEF. The Consultant agrees that in the event of a breach or threatened breach by the Consultant of any of the provisions of this Agreememt or the Consulting Agreement, the Corporation, in addition to and not in limitation of any other rights, remedies or damages available to the Corporation at law or in equity, shall be entitled to an injunction in order to prevent or to restrain any breach by the Consultant, or by any or all of the Consultant's partners, co-venturers, employers, consultants, servants, agents, representatives and any and all persons directly or indirectly acting for, on behalf of, or with the Consultant.


             ARTICLE TWO -- DISCOVERIES, INVENTIONS AND IMPROVEMENTS

2. RIGHTS TO ACCRUE TO CORPORATION. In view of the fact that the Consultant may acquire knowledge of apparatus or of process used by the Corporation or affiliated companies, and that the Consultant may devote time and services to invention and discovery or improvement of products, apparatus or processes the Consultant agrees and contracts with the Corporation as follows:

2.1 The Consultant will advise the Corporation of any inventions, discoveries and improvements made by him or while working with others, at any time, during the term of this Agreement, and any discoveries and improvements shall be held by the Consultant for the benefit of the Corporation and shall be the exclusive property of the Corporation.



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2.2      The Consultant will execute, at the Corporation's request, any instruments the Corporation considers necessary to assign to its Consultant's entire right and title to any inventions, processes, discoveries or improvements, and the Consultant agrees that this obligation will continue after the termination of this Agreement. All notes and records kept by the Consultant in connection with his services under this Agreement shall be the exclusive property of the Corporation. The Consultant, on leaving the service of the Corporation shall deliver all such notes and records to the Corporation. The Consultant agrees that he will not disclose or use, during or after his employment, any confidential information obtained by the Consultant in the course of his employment by the Corporation, without permission of the Corporation.

2.3 The Consultant agrees that the renumeration received from the Corporation pursuant to the Consulting Agreement shall be full consideration and compensation for services performed by him for all inventions, discoveries and improvements and for assignments of the same to the Corporation. The Consultant's renumeration may be changed without affecting any provision of this agreement. On termination of the Consulting Agreement the obligation of the Corporation to pay the Consultant any further renumeration shall terminate.


                  ARTICLE THREE --- GENERAL CONTRACT PROVISIONS

3.1 NOTICES. All notices, requests, demands or other communications (collectively, "Notices") by the terms hereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party as follows:

         (a)      To the Corporation at:    999 Barton Street, Stoney Creek,
                                                    Ontario L8E2D 5H4
                                                     Fax (905) 643-1442

         (b)      To the Consultant at:     639 Montego Cr., Burlington ON,
                                                        L7N 2Y9
                                                     Fax (905) 333-0560

or at such other address as may be given by such person to the other parties hereto in writing from time to time.

         All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed, 48 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery or by facsimile transmission.

3.2 ADDITIONAL CONDITIONS. The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

3.3 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.



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3.4      TIME OF THE ESSENCE. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

3.5 AGREEMENT IN CONJUNCTION WITH THE CONSULTING AGREEMENT. This Agreement is necessary and conditional to a valid Consulting Agreement between the parties, and supercedes any provisions in the Consulting Agreement with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto. Any schedules referred to herein are incorporated herein by reference and form part of the Agreement.

3.6 ENUREMENT. This Agreement shall enure to the benefit of and be binding upon the parties and their respective legal personal representatives, heirs, executors, administrators or successors.

3.7 ASSIGNMENT. This Agreement is personal to the Consultant and may not be assigned by the Consultant without the consent of the Corporation.

3.8 CURRENCY. Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of Canada.

3.9 HEADINGS FOR CONVENIENCE ONLY. The division of this Agreement into articles and sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

3.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and each of the parties hereto agrees irrevocably to conform to the non-exclusive jurisdiction of the Courts of such Province.

3.11 GENDER. In this Agreement, words importing the singular number shall include the plural and vice versa, and words importing the use of any gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a body corporate, an association or other incorporated or unincorporated organization or entity.

3.12 CALCULATION OF TIME. When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded. If the last day of such period is not a Business Day, then the time period in question shall end on the first business day following such non-business day.

3.13 LEGISLATION REFERENCES. Any references in this Agreement to any law, by-law, rule, regulation, order or act of any government, governmental body or other regulatory body shall be construed as a reference thereto as amended or re-enacted from time to time or as a reference to any successor thereto.

3.14 SEVERABILITY. If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.



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3.15     TRANSMISSION BY FACSIMILE. The parties hereto agree that this
Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.


         IN WITNESS WHEREOF the parties have duly executed this Consulting Agreement as of the 15th day of May 2000.

SIGNED, SEALED AND DELIVERED
in the presence of



                                             /s/ Warren Arseneau
                                             ---------------------------------
                                             Warren Arseneau
                                             President, Flat Rock Management



                                             /s/ Robert Stikeman
                                             ---------------------------------
                                             Robert Stikeman, Secretary
                                             RTICA Inc.





















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